Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, the undersigned hereby agree to the joint filing with each other on behalf of each of them of Amendment No. 12 to such a statement on Schedule 13D and any and all form(s), statement(s), report(s), and/or document(s) related thereto with respect to the Class A Common Stock, par value $.01 per share, of Cumulus Media Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to Amendment No. 12 to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 29th day of September, 2011.

BA CAPITAL COMPANY, L.P.
By:	RE SBIC Management, LLC, its general partner
	By:	RE Equity Management, L.P., its sole member
		By:	RE Equity Management GP, LLC, its general partner

			By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

RE SBIC MANAGEMENT, LLC
By:	RE Equity Management, L.P., its sole member
	By:	RE Equity Management GP, LLC, its general partner

		By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

RE EQUITY MANAGEMENT, L.P.
By:	RE Equity Management GP, LLC, its general partner

	By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

RE EQUITY MANAGEMENT GP, LLC

By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

J. TRAVIS HAIN

By:	/s/ J. Travis Hain
Name: J. Travis Hain

BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.
By:	Ridgemont Capital Management SBIC, LLC, its general partner
	By:	Ridgemont Capital Management, L.P., its sole member
		By:	REP I GP, LLC, its general partner

			By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

RIDGEMONT CAPITAL MANAGEMENT SBIC, LLC
By:	Ridgemont Capital Management L.P., its sole member
	By:	REP I GP, LLC, its general partner

		By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

RIDGEMONT CAPITAL MANAGEMENT, L.P.
By:	REP I GP, LLC, its general partner

	By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member

REP I GP, LLC

	By:	/s/ J. Travis Hain
Name: J. Travis Hain Title: Managing Member